LEASE AGREEMENT

                  Dated as of June 9, 2000

                            among

         FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually,
               but solely as the Owner Trustee
           under the PFG Real Estate Trust 2000-1,
                          as Lessor

                             and

            Respecting each particular Property,
  the Credit Party referenced on the signature pages hereto which has executed a Lease Supplement with respect to such
                          Property
    or the Eligible Lessee designated as a Lessee in any
         Lease Supplement respecting such Property,
                          as Lessee


This Lease Agreement is subject to a security interest in favor of First Union National Bank, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent") under a Security Agreement dated as of June 9, 2000, between First Security Bank, National Association, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1 and the Agent, as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                      TABLE OF CONTENTS


ARTICLE I                                                       2
     1.1  Definitions.                                          2
     1.2  Interpretation.                                       2
     1.3  No Joint or Several Liability.                        2

ARTICLE II                                                      3
     2.1  Property.                                             3
     2.2  Lease Term.                                           3
     2.3  Title.                                                3
     2.4  Lease Supplements.                                    3

ARTICLE III                                                     3
     3.1  Rent.                                                 3
     3.2  Payment of Basic Rent.                                4
     3.3  Supplemental Rent.                                    4
     3.4  Performance on a Non-Business Day.                    5
     3.5  Rent Payment Provisions.                              5

ARTICLE IV                                                      5
     4.1  Taxes; Utility Charges.                               5

ARTICLE V                                                       5
     5.1  Quiet Enjoyment.                                      5

ARTICLE VI                                                      6
     6.1  Net Lease.                                            6
     6.2  No Termination or Abatement.                          7

ARTICLE VII                                                     7
     7.1  Ownership of the Properties.                          7

ARTICLE VIII                                                    9
     8.1  Condition of the Properties.                          9
     8.2  Possession and Use of the Properties.                10
     8.3  Integrated Properties.                               11

ARTICLE IX                                                     11
     9.1  Compliance With Legal Requirements, Insurance
          Requirements and Manufacturer's Specifications and
          Standards.                                           11

ARTICLE X                                                      12
     10.1 Maintenance and Repair; Return.                      12
     10.2 Environmental Inspection.                            13

ARTICLE XI                                                     14
     11.1 Modifications.                                       14

ARTICLE XII                                                    15
     12.1 Warranty of Title.                                   15

ARTICLE XIII                                                   16
     13.1 Permitted Contests Other Than in Respect of
          Indemnities.                                         16
     13.2 Impositions, Utility Charges, Other Matters;
          Compliance with Legal Requirements.                  16

ARTICLE XIV                                                    17
     14.1 Public Liability and Workers' Compensation
          Insurance.                                           17
     14.2 Permanent Hazard and Other Insurance.                17
     14.3 Coverage.                                            18

ARTICLE XV                                                     19
     15.1 Casualty and Condemnation.                           19
     15.2 Environmental Matters.                               21
     15.3 Notice of Environmental Matters.                     22

ARTICLE XVI                                                    22
     16.1 Termination Upon Certain Events.                     22
     16.2 Procedures.                                          23

ARTICLE XVII                                                   23
     17.1 Lease Events of Default.                             23
     17.2 Surrender of Possession.                             27
     17.3 Reletting.                                           27
     17.4 Damages.                                             27
     17.5 Power of Sale.                                       28
     17.6 Final Liquidated Damages.                            28
     17.7 Environmental Costs.                                 29
     17.8 Waiver of Certain Rights.                            29
     17.9 Assignment of Rights Under Contracts.                30
     17.10 Remedies Cumulative.                                30

ARTICLE XVIII                                                  30
     18.1 Lessor's Right to Cure Lessee's Lease Defaults.      30

ARTICLE XIX                                                    31
     19.1 Provisions Relating to Lessee's Exercise of its
          Purchase Option.                                     31
     19.2 No Purchase or Termination With Respect to Less
          than All of a Property.                              31

ARTICLE XX                                                     31
     20.1 Purchase Option or Sale Option-General Provisions.   31
     20.2 Lessee Purchase Option.                              32
     20.3 Third Party Sale Option.                             33

ARTICLE XXI                                                    34
     21.1 [Intentionally Omitted].                             34

ARTICLE XXII                                                   34
     22.1 Sale Procedure.                                      34
     22.2 Application of Proceeds of Sale.                     37
     22.3 Indemnity for Excessive Wear.                        37
     22.4 Appraisal Procedure.                                 37
     22.5  Certain Obligations Continue.                       38

ARTICLE XXIII                                                  38
     23.1 Holding Over.                                        38

ARTICLE XXIV                                                   39
     24.1 Risk of Loss.                                        39

ARTICLE XXV                                                    39
     25.1 Assignment.                                          39
     25.2 Subleases.                                           39

ARTICLE XXVI                                                   40
     26.1 No Waiver.                                           40

ARTICLE XXVII                                                  40
     27.1 Acceptance of Surrender.                             40
     27.2 No Merger of Title.                                  41

ARTICLE XXVIII                                                 41
     28.1 Incorporation of Covenants.                          41

ARTICLE XXIX                                                   42
     29.1 Notices.                                             42

ARTICLE XXX                                                    42
     30.1 Miscellaneous.                                       42
     30.2 Amendments and Modifications.                        42
     30.3 Successors and Assigns.                              42
     30.4 Headings and Table of Contents.                      43
     30.5 Counterparts.                                        43
     30.6 GOVERNING LAW.                                       43
     30.7 Calculation of Rent.                                 43
     30.8 Memoranda of Lease and Lease Supplements.            43
     30.9 Allocations between the Lenders and the Holders.     43
     30.10 Limitations on Recourse.                            44
     30.11 WAIVERS OF JURY TRIAL.                              44
     30.12 Exercise of Lessor Rights.                          44
     30.13 SUBMISSION TO JURISDICTION; VENUE; ARBITRATION.     44
     30.14 USURY SAVINGS PROVISION.                            45


EXHIBITS

EXHIBIT A  -   Lease Supplement No. ____
EXHIBIT B  -   Memorandum of Lease and Lease Supplement No.

                       LEASE AGREEMENT


      THIS LEASE AGREEMENT dated as of June 9, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1, as lessor (the "Lessor"), and respecting each particular Property subject to this Lease as of the Initial Closing Date, the Credit Party referenced on the signature pages hereto which has executed a Lease Supplement with respect to such Property and respecting any other Property which becomes subject to this Lease after the Initial Closing Date, each other Eligible Lessee designated as a Lessee in any Lease Supplement respecting any such Property, as lessee (each such entity with respect to each such Property may be referred to herein as the "Lessee").

                   PRELIMINARY STATEMENT:

      This Lease is a master lease pursuant to which the Lessor shall lease to each applicable Lessee one or more individual Properties from time to time which such Lessee has identified for acquisition or ground leasing by the Lessor under the terms of the Agency Agreement. The Lessor and all Lessees contemplate that each applicable Lessee will utilize this master lease to obtain an interest in one or more individual Properties from time to time and to finance the construction of Improvements thereon. This Lease permits the Lessee which has executed a Lease Supplement with respect to a particular Property (a) to pay the Termination Value to purchase such Property and to thereby terminate this Lease in accordance with the Operative Agreements as to such Property, and (b) from time to time to cause Lessor in accordance with the Operative Agreements to acquire, in fee simple or by ground lease, an interest in additional Properties to be leased to such Lessee which has executed a Lease Supplement with respect to such additional Property. Accordingly, the terms and conditions of this Lease shall apply to each Property for which the applicable Lessee has executed a Lease Supplement in accordance with the terms of the Operative Agreements.


                    W I T N E S S E T H:

     A. WHEREAS, subject to the terms and conditions of the Participation Agreement and the Agency Agreement, Lessor will
(i)   purchase  or  ground  lease  various  parcels  of  real
property, some of which will (or may) have existing Improvements thereon, from one (1) or more third parties designated by the applicable Lessee and (ii) fund the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of each Property by the applicable Construction Agent; and

      B. WHEREAS, the Term shall commence with respect to each Property upon the Property Closing Date with respect thereto; provided, Basic Rent with respect thereto shall not be payable until the applicable Rent Commencement Date; and

     C.   WHEREAS, Lessor desires to lease to each applicable
Lessee, and each applicable Lessee desires to lease from Lessor, each Property for which such Lessee has executed a Lease Supplement;

      NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                    ARTICLE XIII

     13.1 Definitions.

           For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of June 9, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessees, Performance Food Group Company, as Guarantor, Lessor, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and First Union National Bank, as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests. Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

     13.2 Interpretation.

           The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.

     13.3   No Joint or Several Liability.

           Each Lessee shall be liable for its obligations as Lessee under this Lease and the other Operative Agreements solely with respect to such obligations arising in connection with the Properties for which such Lessee has executed Lease Supplements and no Lessee shall be jointly or severally liable for the obligations of the other Lessees; provided, notwithstanding the foregoing, the Security Documents shall cross-collateralize the obligations of the Lessees.

                    ARTICLE XIV

     14.1 Property.

          Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplement relating to each Property, Lessor hereby leases to each applicable Lessee and such Lessee hereby leases from Lessor, each Property with respect to which such Lessee has executed a Lease Supplement.

     14.2 Lease Term.

           The term of this Lease with respect to each Property (the "Term") shall begin upon the Property Closing Date for such Property (in each case the "Commencement Date") and shall end on the fifth annual anniversary of the Initial Closing Date, unless the Term is earlier terminated in accordance with the provisions of this Lease. Notwithstanding the foregoing, no Lessee shall be obligated to pay Basic Rent until the Rent Commencement Date with respect to such Property.

     14.3 Title.

           Each Property is leased to the Lessee that has executed a Lease Supplement with respect to such Property without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements. No Lessee shall in any event have any recourse against Lessor for any defect in Lessor's title to any Property or any interest of such Lessee therein other than for Lessor Liens.

     14.4 Lease Supplements.

      On or prior to each Commencement Date, each applicable Lessee and Lessor shall each execute and deliver a Lease Supplement for the Property to be leased effective as of such Commencement Date in substantially the form of EXHIBIT A hereto.


                    ARTICLE XV

     15.1 Rent.

          (a) Each applicable Lessee shall pay Basic Rent in arrears on each Payment Date, and on any date on which this Lease shall terminate with respect to each Property with respect to which such Lessee has executed a Lease Supplement during the Term; provided, however, no Lessee shall have any obligation to pay Basic Rent with respect to such Property until the Rent Commencement Date with respect to such Property (notwithstanding that Basic Rent for such Property shall accrue from and including the Scheduled Interest Payment Date immediately preceding such Rent Commencement Date).

           (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor (or within the applicable grace period) to such account or accounts at such bank or banks as Lessor shall from time to time direct.

          (c) The inability or failure of any Lessee to take possession of all or any portion of any Property with respect to which such Lessee has executed a Lease Supplement when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the Construction Agent, such Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect such Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

          (d) Each applicable Lessee shall make all payments of Rent allocable to such Lessee prior to 12:00 Noon, Charlotte, North Carolina time, on the applicable date for payment of such amount.

     15.2 Payment of Basic Rent.

           Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

     15.3 Supplemental Rent.

           Each applicable Lessee shall pay to the Person entitled thereto any and all Supplemental Rent when and as the same shall become due and payable, and if such Lessee fails to pay any Supplemental Rent within three (3) days after the same is due, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. All such payments of Supplemental Rent shall be in the full amount thereof, without setoff, deduction or reduction. Each applicable Lessee shall pay to the appropriate Person, as Supplemental Rent due and owing to such Person, among other things, on demand, (a) any and all payment obligations (except for amounts payable as Basic Rent) owing from time to time under the Operative Agreements by any Person to the
Agent, any Lender, any Holder or any other Person, (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person (subject to any applicable grace period) for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid and (c) amounts referenced as Supplemental Rent obligations pursuant to Section 8.3 of the Participation
Agreement.   It  shall  be  an additional  Supplemental  Rent
obligation of each applicable Lessee to pay to the appropriate Person all rent and other amounts when such become due and owing from time to time under each Ground Lease with respect to each Property subject to a Ground Lease and for which such Lessee has executed a Lease Supplement and without the necessity of any notice from Lessor with regard thereto. The expiration or other termination of any Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of such Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of any Lessee to pay and discharge any Supplemental Rent as and when due, such Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

     15.4 Performance on a Non-Business Day.

           If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

     15.5 Rent Payment Provisions.

           Each applicable Lessee shall make payment of all Basic Rent and Supplemental Rent when due (subject to the applicable grace periods) regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.


                    ARTICLE XVI

     16.1 Taxes; Utility Charges.

           Each applicable Lessee shall pay, or cause to be paid, all Impositions with respect to each Property with respect to which such Lessee has executed a Lease Supplement and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on any Property with respect to each Property with respect to which such Lessee has executed a Lease Supplement and related real property during the Term. Upon Lessor's request, each applicable Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence. Each applicable Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by such Lessee. Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by any Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to such Lessee. All charges for Impositions or utilities imposed with respect to any Property with respect to each Property with respect to which a particular Lessee has executed a Lease Supplement for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and such Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.


                    ARTICLE XVII

     17.1 Quiet Enjoyment.

           Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3 and the other terms of this Lease and the other Operative Agreements and so long as no Event of Default shall have occurred and be continuing, each applicable Lessee shall peaceably and quietly have, hold and enjoy each Property with respect to each Property with respect to which such Lessee has executed a Lease Supplement for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than such Lessee) with respect to any matters arising from and after the applicable Commencement Date.


                    ARTICLE XVIII

     18.1 Net Lease.

           This Lease shall constitute a net lease, and the obligations of each applicable Lessee hereunder are absolute and unconditional. Each applicable Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of each Property with respect to which such Lessee has executed a Lease Supplement. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall any Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of any Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of any Property or any part thereof; (b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise; (c) any prohibition, limitation, restriction or prevention of any Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to any Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder; (g) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Lessee, any Holder or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, any Lessee or all of them; (i) any action of any Governmental Authority or any other Person; (j) any Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not any Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of each applicable Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and each Lessee acknowledges and agrees that the provisions of this Section 6.1 have been specifically reviewed and subject to negotiation.

     18.2 No Termination or Abatement.

          Each applicable Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Each Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Each Lessee shall remain obligated under this Lease in accordance with its terms and each Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, each Lessee shall be bound by all of the terms and conditions contained in this Lease.


                    ARTICLE XIX

     19.1 Ownership of the Properties.

           (a) Lessor and each Lessee intend that (i) for financial accounting purposes with respect to such Lessee (A) this Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, (B) Lessor will be treated as the owner and lessor of each Property with respect to which such Lessee has executed a Lease Supplement and
     (C) such Lessee will be treated as the lessee of each such Property, but (ii) for federal and all state and local income tax purposes and bankruptcy purposes (A) this Lease will be treated as a secured financing arrangement and (B) such Lessee will be treated as the owner of each Property with respect to which such Lessee has executed a Lease Supplement and will be entitled to all tax benefits ordinarily available to owners of property similar to each such Property for such tax purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules. Each applicable Lessee shall claim the cost recovery deductions associated with each Property with respect to which such Lessee has executed a Lease Supplement, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with such Lessee's claim of such deductions.

          (b) In accordance with Section 7.1(a), in order to secure the obligations of all Lessees and Construction Agents now existing or hereafter arising under any and all Operative Agreements, each Lessee hereby conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of all Financing Parties, a first priority security interest (but subject to the security interest in the assets granted by the
     Lessees in favor of the Agent in accordance with the Security Agreement) in and lien on all right, title and interest of such Lessee (now owned or hereafter acquired) in and to all Properties, to the extent such is personal property and irrevocably grants and conveys a lien, deed of trust and mortgage on all right, title and interest of such Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is real property. Lessor and each Lessee further intend and agree that, for the purpose of securing the obligations of all Lessees and all Construction Agents now existing or hereafter arising under the Operative Agreements, (i) this Lease shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien, deed of trust and mortgage on each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title by Lessor (or to the extent applicable, a leasehold interest pursuant to a Ground Lease) in each Property referenced in Article II constitutes a grant by each Lessee to Lessor of a security interest, lien, deed of trust and mortgage in all of such Lessee's right, title and interest in and to each Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by each Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of each Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest, mortgage lien and deed of trust under applicable law. Each applicable Lessee shall promptly take such actions as necessary (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings and memoranda (or short forms) of this Lease and the various Lease Supplements) to ensure that the lien, security interest, mortgage lien and deed of trust in each Property with respect to which such Lessee has executed a Lease Supplement and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien and deed of trust of first priority under applicable law and will be maintained as such throughout the Term.


                    ARTICLE XX

     20.1 Condition of the Properties.

          EACH APPLICABLE LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY WITH RESPECT TO WHICH SUCH LESSEE HAS EXECUTED A LEASE SUPPLEMENT "AS-IS WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR (EXCEPT THAT LESSOR SHALL KEEP EACH SUCH PROPERTY FREE AND CLEAR OF LESSOR LIENS) AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR
THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. EACH APPLICABLE LESSEE HAS OR PRIOR TO THE COMMENCEMENT DATE WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY WITH RESPECT TO WHICH SUCH LESSEE HAS EXECUTED A LEASE SUPPLEMENT AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE (1) HAND, AND SUCH LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY SUCH LESSEE.

     20.2 Possession and Use of the Properties.

           (a) At all times during the Term with respect to each Property, such Property shall be a Permitted Facility and shall be used by the applicable Lessee in the ordinary course of its business. Each applicable Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of each Property with respect to which such Lessee has executed a Lease Supplement as contemplated by this Lease. No Lessee shall commit or permit any waste of the Properties or any part thereof.

          (b) The address of the applicable Lessee stated on the signature page in each applicable Lease Supplement is the principal place of business and chief executive office of such Lessee (as such terms are used in Section 9-103(3) of the Uniform Commercial Code of any applicable jurisdiction), and such Lessee will provide Lessor with prior written notice of any change of location of its principal place of business or chief executive office. Regarding a particular Property, each Lease Supplement correctly identifies the initial location of the related Equipment (if any) and Improvements (if any) and contains an accurate legal description for the related parcel of Land or a copy of the Ground Lease (if any). The Equipment and Improvements respecting each particular Property will be located only at the location identified in the applicable Lease Supplement.

           (c) No Lessee will attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

           (d) On the Commencement Date for each Property, Lessor and the applicable Lessee shall execute a Lease Supplement in regard to such Property which shall contain an Equipment Schedule that has a general description of the Equipment which shall comprise the Property, an Improvement Schedule that has a general description of the Improvements which shall comprise the Property and a legal description of the Land to be leased hereunder (or in the case of any Property subject to a Ground Lease to be subleased hereunder) as of such date. Each Property subject to a Ground Lease shall be deemed to be ground subleased from Lessor to such Lessee as of the Commencement Date, and such ground sublease shall be in effect until this Lease is terminated or expires, in each case in accordance with the terms and provisions hereof. Such Lessee shall satisfy and perform all obligations imposed on Lessor under each Ground Lease. Simultaneously with the execution and delivery of each Lease Supplement, such Equipment, Improvements, Land, ground subleasehold interest, all additional Equipment and all additional Improvements which are financed under the Operative Agreements after the Commencement Date and the remainder of such Property shall be deemed to have been accepted by such Lessee for all purposes of this Lease and to be subject to this Lease.

           (e) At all times during the Term with respect to each Property with respect to which a particular Lessee has executed a Lease Supplement, such Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

     20.3 Integrated Properties.

           On the Rent Commencement Date for each Property with respect to which a particular Lessee has executed a Lease Supplement, such Lessee shall, at its sole cost and expense, cause such Property and the applicable property subject to a Ground Lease to constitute (and for the duration of the Term shall continue to constitute) all of the equipment, facilities, rights, other personal property and other real property necessary or appropriate to operate, utilize, maintain and control a Permitted Facility in a commercially reasonable manner.


                    ARTICLE XXI

          21.1 Compliance With Legal Requirements, Insurance
          Requirements and Manufacturer's Specifications and
          Standards.

           Subject to the terms of Article XIII relating to permitted contests, each applicable Lessee, at its sole cost and expense, shall (a) comply with all applicable Legal Requirements (including without limitation all Environmental
Laws) and all Insurance Requirements relating to each Property with respect to which such Lessee has executed a Lease Supplement, (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of each Property with respect to which such Lessee has executed a Lease Supplement, and (c) comply with all manufacturer's specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of each Property with respect to which such Lessee has executed a Lease Supplement, whether or not compliance therewith shall require structural or extraordinary changes in any Property or interfere with the use and enjoyment of any Property unless the failure to procure, maintain and comply with such items identified in subparagraphs (a), (b) and (c), individually or in the aggregate, shall not and could not reasonably be expected to have a Material Adverse Effect. Lessor agrees to take such actions as may be reasonably requested by any Lessee in connection with the compliance by such Lessee of its obligations under this Section 9.1.


                    ARTICLE XXII

     22.1 Maintenance and Repair; Return.

           (a) Each Lessee, at its sole cost and expense, shall maintain each Property with respect to which such Lessee has executed a Lease Supplement in good condition, repair and working order (ordinary wear and tear excepted) and in the repair and condition as when originally delivered to Lessor and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by
     Section 9.1 and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to each applicable Property, such that each such Property is capable of being immediately utilized by a third party and in compliance with standard industry practice subject, however, to the provisions of Article XV with respect to Casualty and Condemnation.

          (b) No Lessee shall use or locate any component of any Property outside of the Approved State therefor. No Lessee shall move or relocate any component of any Property beyond the boundaries of the Land (comprising part of such Property) described in the applicable Lease Supplement, except for the temporary removal of Equipment and other personal property for repair or replacement.

           (c) If any component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, the applicable
     Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than
     Permitted Liens and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). All components which are added to any Property shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in such Property and subject to the terms of this Lease as if originally leased hereunder.

          (d) Upon reasonable advance notice, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of an Event of Default, materially disrupt the business of any Lessee.

          (e) If, at any time, the aggregate appraised value of Properties then subject to this Lease for which the Agent has received an as-built Appraisal pursuant to the terms of Section 5.3 of the Participation Agreement is less than twenty percent (20%) of the aggregate Property Cost at such time (the "Base Amount"), then Lessees shall cause an additional as-built Appraisal or additional as-built Appraisals to be immediately delivered to Lessor in an amount sufficient to cause such aggregate appraised value to equal or exceed the Base Amount. In addition, Lessees shall cause to be delivered to Lessor (at each applicable Lessee's sole expense with respect to each Property for which such Lessee has executed a Lease Supplement) one (1) or more additional Appraisals (or reappraisals of Property) as Lessor may request if any one (1) of Lessor, the Agent, the Trust Company, any Lender or any Holder is required pursuant to any applicable Legal Requirement to obtain such Appraisals (or reappraisals) and upon the occurrence of any Event of Default.

            (f) Lessor shall under no circumstances be required to build any improvements or install any equipment on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this Lease or maintain any Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and each Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect.

            (g) Each applicable Lessee shall, upon the expiration or earlier termination of this Lease with respect to a Property with respect to which such Lessee has executed a Lease Supplement, if such Lessee shall not have exercised its Purchase Option with respect to such Property and purchased such Property, surrender such Property (i) to Lessor pursuant to the exercise of the applicable remedies upon the occurrence of a Lease Event of Default or (ii) pursuant to the second paragraph of Section 22.1(a) hereof, to Lessor or the third party purchaser, as the case may be, subject to such Lessee's obligations under this Lease (including without limitation the obligations of such Lessee at the time of such surrender under Sections 9.1, 10.1(a) through (f), 10.2, 11.1, 12.1, 22.1 and 23.1).

     22.2 Environmental Inspection.

           If any applicable Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1 or for whatever reason such Lessee does not purchase a Property with respect to which such Lessee has executed a Lease Supplement in accordance with the terms of this Lease, then not more than one hundred eighty
(180) days nor less than sixty (60) days prior to the Expiration Date, such Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment with regard to such Property recently prepared (no more than thirty (30) days prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor, and in form, scope and content reasonably satisfactory to Lessor.


                    ARTICLE XXIII

     23.1 Modifications.

           (a) Each applicable Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to any Property with respect to which such Lessee has executed a Lease Supplement or any part thereof and substitutions and replacements therefor (collectively, "Modifications"), and each applicable Lessee shall make any and all Modifications required to be made pursuant to all Legal Requirements, Insurance Requirements and manufacturer's specifications and standards; provided, that: (i) no Modification shall materially impair the value, utility or useful life of any Property from that which existed immediately prior to such Modification; (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of any Property; (iv) to the extent required by Section 14.2(a), each applicable Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, each applicable Lessee shall pay all costs and expenses and discharge any Liens arising with respect to any Modification; (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and (vii) no Improvement shall be demolished or otherwise rendered unfit for use unless the applicable Lessee shall finance the proposed replacement Modification outside of this lease facility; provided, further, no Lessee shall make any Modification (unless required by any Legal Requirement) to the extent any such Modification, individually or in the aggregate, shall or could reasonably be expected to have a Material Adverse Effect. All Modifications shall immediately and without further action upon their incorporation into the applicable Property (1) become property of Lessor, (2) be subject to this Lease and (3) be titled in the name of Lessor. No Lessee shall remove or attempt to remove any Modification from any Property. Each Ground Lease for a Property shall expressly provide for the provisions of the foregoing sentence. Each applicable Lessee, at its own cost and expense, will pay for the repairs of any damage to any Property with respect to which such Lessee has executed a Lease Supplement caused by the removal or attempted removal of any Modification.

           (b)  The construction process provided for in  the
     Agency  Agreement  is  acknowledged  by  Lessor  to   be
     consistent with and in compliance with the terms and provisions of this Article XI.


                    ARTICLE XXIV

     24.1 Warranty of Title.

          (a) Each applicable Lessee hereby acknowledges and shall cause title in each Property with respect to which such Lessee has executed a Lease Supplement (including without limitation all Equipment, all Improvements, all replacement components to each Property and all Modifications) immediately and without further action to vest in and become the property of Lessor and to be subject to the terms of this Lease (provided, respecting each Property subject to a Ground Lease, Lessor's interest therein is acknowledged to be a leasehold interest pursuant to such Ground Lease) from and after the Property Closing Date therefor or such date of incorporation into any Property. Each applicable Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, such Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property with respect to which such Lessee has executed a Lease Supplement, any component thereof or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor, the Agent, any Lender or any Holder pursuant to any Operative Agreement, other than Permitted Liens and Lessor Liens. Each applicable Lessee shall promptly notify Lessor in the event such Lessee receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to a Property with respect to which such Lessee has executed a Lease Supplement, the Rent or any other such amounts, and each applicable Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) first priority perfected Liens subject only to Permitted Liens and
     Lessor Liens. At all times subsequent to the Commencement Date respecting a Property, each applicable Lessee shall (i) cause a valid, perfected, first priority Lien on each Property with respect to which such Lessee has executed a Lease Supplement to be in place in favor of the Agent (for the benefit of the Lenders and the Holders) and (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens.

           (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY PART THEREOF THROUGH OR UNDER ANY LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.


                    ARTICLE XXV

      25.1  Permitted  Contests  Other  Than  in  Respect  of
      Indemnities.

           Except  to  the extent otherwise provided  for  in
Section 11 of the Participation Agreement, each applicable Lessee, on its own or on Lessor's behalf but at such Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition or utility charge payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, each Property with respect to which such Lessee has executed a Lease Supplement, Lessor, each Holder, the Agent and each Lender; (b) there shall not be imposed a Lien (other than Permitted Liens and Lessor Liens) on any such Property and no part of any such Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then such Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses
(a), (b) and (c) of this Section 13.1. Lessor, at such Lessee's sole cost and expense, shall execute and deliver to such Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by such Lessee, shall join as a party therein at such Lessee's sole cost and expense.

          25.2  Impositions, Utility Charges, Other  Matters;
          Compliance with Legal Requirements.

            Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing proceedings contesting the same in a manner consistent with the requirements of Section 13.1, each applicable Lessee shall cause (a) all Impositions, utility charges and such other matters to be timely paid, settled or compromised, as appropriate, with respect to each Property with respect to which such Lessee has executed a Lease Supplement and (b) each such Property to comply with all applicable Legal Requirements, except to the extent failure to so comply would not and could not reasonably be expected to have a Material Adverse Effect.


                    ARTICLE XXVI

       26.1   Public   Liability  and  Workers'  Compensation
       Insurance.

           During the Term for each Property with respect to which such Lessee has executed a Lease Supplement, such Lessee shall procure and carry, at such Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on such
Property or respecting the Equipment with respect to such Property and such other public liability coverages as are then customarily carried by similarly situated companies conducting business similar to that conducted by such Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by such Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by such Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $1,000,000 and (ii) for umbrella liability of less than $50,000,000. The policies shall name such Lessee as the insured and shall be endorsed to name Lessor, the Holders, the Agent and the Lenders as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, any Holder, the Agent or any Lender may have in force. In the operation of each Property with respect to which such Lessee has executed a Lease Supplement, such Lessee shall comply with applicable workers' compensation laws and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

     26.2 Permanent Hazard and Other Insurance.

          (a) During the Term for each Property with respect to which a particular Lessee has executed a Lease Supplement, such Lessee shall keep such Property insured against all risk of physical loss or damage by fire and other risks and shall maintain builders' risk insurance during construction of any Improvements or Modifications in each case in amounts no less than the Property Cost of such Property from time to time and on terms that (i) are no less favorable than insurance covering other similar properties owned by such Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by such Lessee. The policies shall name such Lessee as the insured and shall be endorsed to name Lessor and the Agent (on behalf of the Lenders and the Holders) as a named additional insured and loss payee, to the extent of their respective interests; provided, so long as no Event of Default exists, any loss payable under the insurance policies required by this Section for losses up to $1,000,000 will be paid to Lessee.

          (b) If, during the Term with respect to a Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then the applicable Lessee that has executed a Lease Supplement with respect to such Property shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, such Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to any such Property. During the Term, each applicable Lessee shall, in the operation and use of each Property with respect to which such Lessee has executed a Lease Supplement, maintain workers' compensation insurance consistent with that carried by similarly situated companies conducting business similar to that conducted by such Lessee and containing minimum liability limits of no less than $100,000. In the operation of each Property with respect to which a particular Lessee has executed a Lease Supplement, such Lessee shall comply with workers' compensation laws applicable to such Lessee, and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

     26.3 Coverage.

           (a) As of the date of this Lease and annually thereafter during the Term, each Lessee shall furnish the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) with certificates prepared by the insurers or insurance broker of each such Lessee showing the insurance required under Sections 14.1 and 14.2 to be in effect, naming (to the extent of their respective interests) Lessor, the Holders, the Agent and the Lenders as additional insureds and loss payees and evidencing the other requirements of this Article XIV. All such insurance shall be at the cost and expense of each Lessee with respect to such Properties for which such Lessee has executed a Lease Supplement and provided by nationally recognized, financially sound insurance companies having an A+ or better rating by A.M. Best's Key Rating Guide. Each applicable Lessee shall cause such certificates to include a provision for thirty (30) days' advance written notice by the insurer to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) in the event of cancellation or material alteration of such insurance. If an Event of Default has occurred and is continuing and the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) so requests, each applicable Lessee shall deliver to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) copies of all insurance policies required by Sections 14.1 and 14.2.

            (b) Each applicable Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a) and 14.2(b) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should such Lessee or any Contractor, as the case may be, waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of such Lessee. Each applicable Lessee hereby waives any and all such rights against Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

           (c) Neither Lessor nor any Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) each Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under any Lessee's policy and (ii) each such insurance policy will not cause any Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.

           (d) Each Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and
     Section 14.2 regarding each Property with respect to which such Lessee has executed a Lease Supplement, shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.


                    ARTICLE XXVII

     27.1 Casualty and Condemnation.

           (a) Subject to the provisions of the Agency Agreement and this Article XV and Article XVI (in the event any applicable Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Default or an Event of Default, such Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to such Lessee all of Lessor's right, title and interest in) any condemnation proceeds, award, compensation or insurance proceeds under Sections 14.2(a) or 14.2(b) hereof to which such Lessee or Lessor may become entitled by reason of their respective interests in a Property with respect to which such Lessee and the Lessor have executed a Lease Supplement
     (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation; provided, however, if a Default or an Event of Default shall have occurred and be continuing or if such award, compensation or insurance proceeds shall exceed $1,000,000, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by such Lessee, shall be held in trust for Lessor, and shall be paid over by such Lessee to Lessor and held in accordance with the terms of this paragraph (a). All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of all Lessees' obligations hereunder and under the other Operative Agreements and when all such obligations of all Lessees with respect to such matters (and all other obligations of all Lessees which should have been satisfied pursuant to the Operative Agreements as of such date) have been satisfied, all amounts so held by Lessor shall be paid over to the applicable Lessee.

           (b) Each applicable Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At such Lessee's reasonable request, and at such Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment. Lessor and each Lessee agree that this Lease shall control the rights of Lessor and each Lessee in and to any such award, compensation or insurance payment.

           (c) If any Lessee shall receive notice of a Casualty or a Condemnation of a Property or any interest therein where damage to the affected Property is estimated to equal or exceed twenty-five percent (25%) of the Property Cost of such Property, such Lessee shall give notice thereof to Lessor promptly after such Lessee's receipt of such notice. In the event such a Casualty or Condemnation occurs (regardless of whether the applicable Lessee gives notice thereof), then such Lessee shall be deemed to have delivered a Termination Notice to Lessor and the provisions of Sections 16.1 and
     16.2 shall apply.

           (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the applicable Property with respect to which any particular Lessee has executed a Lease
     Supplement in accordance with Section 16.1 if such Lessee, within thirty (30) days after such occurrence, delivers to Lessor a notice to such effect.

           (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, the Lessee that has executed a Lease Supplement with respect thereto shall, at its sole cost and expense (subject to reimbursement in accordance with
     Section 15.1(a)) promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements, Equipment or other components of the applicable Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the applicable Property and all applicable Legal Requirements), so as to restore the applicable Property to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the applicable Property shall remain with Lessor.

           (f) In no event shall a Casualty or Condemnation affect any Lessee's obligations to pay Rent pursuant to
     Article III.

           (g) Notwithstanding anything to the contrary set forth in Section 15.1(a) or Section 15.1(e), if during the Term with respect to a Property a Casualty occurs with respect to such Property or the Lessee which has executed a Lease Supplement with respect thereto receives notice of a Condemnation with respect to such Property, and following such Casualty or Condemnation, the applicable Property cannot reasonably be restored, repaired or replaced on or before the day one hundred eighty (180) days prior to the Expiration Date or the date nine (9) months after the occurrence of such Casualty or Condemnation (if such Casualty or Condemnation occurs during the Term) to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day such Property is not in fact so restored, repaired or replaced, then such Lessee shall be required to exercise its Purchase Option for such Property on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2) and pay Lessor the Termination Value for such Property; provided, if any Default or Event of Default has occurred and is continuing, such Lessee shall also promptly (and in any event within three (3) Business
     Days) pay Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to any Property; provided, further, that if no Default or Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to such Lessee. If a Default or an Event of Default has occurred and is continuing and any Loans, Holder Advances or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Holder Advances or other amounts owing with respect thereto) shall be paid to Lessor, held as security for the performance of all Lessees' obligations hereunder and under the other Operative Agreements and applied to such obligations upon the exercise of remedies in connection with the occurrence of an Event of Default, with the remainder of such Excess Proceeds in excess of such Loans, Holder Advances and other amounts owing with respect thereto being distributed to the applicable Lessee.

     27.2 Environmental Matters.

            Promptly upon any applicable Lessee's actual knowledge of the presence of Hazardous Substances in any portion of any Property with respect to which such Lessee has executed a Lease Supplement in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of such Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to such Lessee of more than $15,000, such Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), such Lessee shall, not later than thirty (30) days after such Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the applicable Property or Properties pursuant to Section 16.1, if applicable, or, at such Lessee's sole cost and expense, promptly and diligently undertake and diligently complete any response, clean up, remedial or other action (including without limitation the pursuit by such Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all
Environmental Laws. Any such undertaking shall be timely completed in accordance with prudent industry standards. If such Lessee does not deliver a Termination Notice with respect to such Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by such Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by such Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. Not less than sixty (60) days and not more than one hundred eighty (180) days prior to any time that such Lessee elects to cease operations with respect to any Property or to remarket any Property pursuant to
Section 20.1 hereof or any other provision of any Operative Agreement, such Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment respecting such Property recently prepared (no more than thirty (30) days prior to the date of delivery) by an independent recognized professional acceptable to Lessor in its reasonable discretion and in form, scope and content satisfactory to Lessor in its reasonable discretion. Notwithstanding any other provision of any Operative Agreement, if such Lessee fails to comply with the foregoing obligation regarding the Phase I environmental site assessment, such Lessee shall be obligated to purchase such Property for its Termination Value and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding a sale of such Property to a Person other than such Lessee or any Affiliate of such Lessee.

     27.3 Notice of Environmental Matters.

          Promptly, but in any event within five (5) Business Days from the date any applicable Lessee has actual knowledge thereof, such Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with any Property with respect to which such Lessee has executed a Lease Supplement. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and such Lessee's proposed response thereto. In addition, such Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with any Property with respect to which such Lessee has executed a Lease Supplement. The applicable Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.


                    ARTICLE XXVIII

     28.1 Termination Upon Certain Events.

           If any Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to any Property with respect to which such Lessee has executed a Lease Supplement to Lessor in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the provisions of this Lease, then following the applicable Casualty, Condemnation or Environmental Violation, this Lease shall terminate with respect to the affected Property on the applicable Termination Date.

     28.2 Procedures.

           (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the affected Property on a Payment Date not more than sixty
     (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of the applicable Lessee to pay the Termination Value for the applicable Property and purchase such Property on such Termination Date.

           (b) On each Termination Date, the applicable Lessee shall pay to Lessor the Termination Value for the applicable Property, and Lessor shall convey such Property or the remaining portion thereof, if any, to
     such   Lessee  (or  such  Lessee's  designee),  all   in
     accordance with Section 20.2.


                    ARTICLE XXIX

     29.1 Lease Events of Default.

           If  any  one  (1) or more of the following  events
(each a "Lease Event of Default") shall occur:

           (a) Any Lessee shall fail to make payment of (i) any Basic Rent regarding any Property with respect to which such Lessee has executed a Lease Supplement (except as set forth in clause (ii)) within three (3) days after the same has become due and payable or (ii) any Termination Value payable by such Lessee, on the date any such payment is due and payable, or any payment of Basic Rent or Supplemental Rent payable by such Lessee due on the due date of any such payment of Termination Value, or any amount payable by such Lessee due on the Expiration Date;

           (b) Any Lessee shall fail to make payment of any Supplemental Rent payable by such Lessee (other than Supplemental Rent referred to in Section 17.1(a)(ii)) or any other Credit Party shall fail to make any payment payable by such Credit Party of any amount under any Operative Agreement which has become due and payable within three (3) days after receipt of notice that such payment is due;

          (c) Any Lessee shall fail to maintain insurance as required by Article XIV of this Lease or to deliver any requisite annual certificate with respect thereto within ten (10) days of the date such certificate is due under the terms hereof;

           (d) (i) Any Lessee shall fail to observe or perform any term, covenant, obligation or condition of such Lessee under this Lease (including without limitation the Incorporated Covenants) or any other Operative Agreement to which such Lessee is a party other than those set forth in Sections 17.1(a), (b) or
     (c) hereof, or any other Credit Party shall fail to observe or perform any term, covenant, obligation or condition of such Credit Party under any Operative Agreement other than those set forth in Section 17.1(b) hereof, and such failure shall continue for thirty (30) days (or with respect to the Incorporated Covenants, the grace period, if any, applicable thereto) after written notice thereof has been given to the Guarantor (on behalf of such Lessee or other Credit Party) by the Agent, or (ii) any representation or warranty made by any Lessee or any other Credit Party set forth in this Lease (including without limitation the Incorporated Representation and Warranties) or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way when made;

           (e) An Agency Agreement Event of Default shall have occurred and be continuing;

           (f) The Guarantor, any Lessee or any of their respective Subsidiaries shall default (beyond applicable periods of grace and/or notice and cure) in the payment when due of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $5,000,000; or any other event or condition shall occur which results in the acceleration of the maturity of any such Indebtedness or enables the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof;

           (g) The liquidation or dissolution of any Credit Party, or the suspension of the business of any Credit Party, or the filing by any Credit Party of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of any Credit Party indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by any Credit Party for, or the appointment by consent or acquiescence of any Credit Party of a receiver, a trustee or a custodian of any
     Credit Party for all or a substantial part of its property; the making by any Credit Party of any assignment for the benefit of creditors; the admission by any Credit Party in writing of its inability to pay its debts as they mature or any Credit Party is generally not paying its debts and other financial obligations as they become due and payable; or any Credit Party taking any corporate action to authorize any of the foregoing;

           (h) The filing of an involuntary petition against any Credit Party in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of any Credit Party for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Credit Party, and the continuance of any of such events for ninety (90) consecutive days undismissed or undischarged;

           (i) The adjudication of any Credit Party as bankrupt or insolvent or the entry of an order granting the relief requested in a case or proceeding described in Section 17.1(h) (including, but not limited to, an order for relief under the Bankruptcy Code);

           (j) The entering of any order in any proceedings against any Credit Party or any Subsidiary decreeing the dissolution, divestiture or split-up of any Credit Party or any Subsidiary of any Credit Party, and such order remains in effect for more than sixty (60) days;

           (k) Any report, certificate, financial statement or other instrument delivered to Lessor by or on behalf of any Credit Party pursuant to the terms of this Lease or any other Operative Agreement is false or misleading in any material respect when made or delivered;

           (l) Any Lessee Credit Agreement Event of Default shall have occurred and be continuing and shall not have been waived;

           (m) A final judgment or judgments for the payment of money shall be rendered by a court or courts against the Guarantor, any Lessee or any of their respective Subsidiaries or any of their assets in excess of $5,000,000 in the aggregate, and (i) the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within forty-five (45) days from the date of entry thereof, or (ii) the Guarantor, such Lessee or such Subsidiary shall not, within said period of forty-five (45) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, or (iii) such judgment or judgments shall not be discharged (or provisions shall not be made for such discharge) within forty-five (45) days after a decision has been reached with respect to such appeal and the related stay has been lifted;

           (n) Any Credit Party or any member of the Controlled Group shall fail to pay when due an amount or amounts in excess of $2,000,000 which it shall have become liable to pay to the PBGC or to a Pension Plan under Title IV of ERISA; or notice of intent to terminate a Pension Plan or Pension Plans having aggregate Unfunded Liabilities in excess of $2,000,000 shall be filed under Title IV of ERISA by any Credit
     Party or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Pension Plan or Pension Plans or a proceeding shall be instituted by a fiduciary of any such Pension Plan or Pension Plans against any Credit Party or any member of the Controlled Group to enforce
     Section 515 or 4219(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Pension Plan or Pension Plans must be terminated;

            (o) (i) As a result of one (1) or more transactions after the date of this Lease, any "person" or "group" of persons shall have "beneficial ownership" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder) of fifty percent (50%) or more of the outstanding common stock of Guarantor; or (ii) without limiting the generality of the foregoing, during any period of twelve (12) consecutive months, commencing after the date of this Lease, individuals who at the beginning of such period of twelve (12) months were directors of Guarantor shall cease for any reason to constitute a majority of the board of directors of Guarantor, provided, that the relationships among the respective shareholders of
     Guarantor on the Initial Closing Date shall not be deemed to constitute all or any combination of them as a "group" for purposes of clause (o)(i);

           (p) Any Operative Agreement shall cease to be in full force and effect; or

           (q) Except as to any Credit Party which is released in connection with the Operative Agreements, the guaranty given by the Guarantor under the Participation Agreement or any material provision thereof shall cease to be in full force and effect, or the Guarantor or any Person acting by or on behalf of the Guarantor shall deny or disaffirm the Guarantor's obligations under such guaranty, or the Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in
Section 18.1, terminate this Lease by giving the Guarantor (on behalf of each Lessee) five (5) days notice of such termination (provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated without the giving of notice upon the occurrence of a Lease Event of Default under Sections 17.1(g), (h) or (i)), and this Lease shall terminate, and all rights of each Lessee under this Lease shall cease. Each Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

     A POWER OF SALE HAS BEEN GRANTED IN THIS LEASE.  A POWER
OF  SALE MAY ALLOW LESSOR TO TAKE THE PROPERTIES AND SELL THE
PROPERTIES  WITHOUT  GOING TO COURT IN A  FORECLOSURE  ACTION
UPON THE OCCURRENCE OF A LEASE EVENT OF DEFAULT.

     29.2 Surrender of Possession.

          If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, each Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of each Property with respect to which such Lessee has executed a Lease Supplement. Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove each applicable Lessee and all other Persons and any and all personal property and each Lessee's equipment and personalty and severable Modifications from the Properties. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, each Lessee shall return each Property with respect to which such Lessee has executed a Lease Supplement promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

     29.3 Reletting.

          If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of each applicable Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to any Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

     29.4 Damages.

          Neither (a) the termination of this Lease as to all or any of the Properties pursuant to Section 17.1; (b) the repossession of all or any of the Properties; nor (c) the failure of Lessor to relet all or any of the Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve any Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to
Section 17.1, each Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder by such Lessee to and including without limitation the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, each applicable Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable by such Lessee under this Lease or would have been payable by such Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property with respect to which such Lessee has executed a Lease Supplement or any portion thereof; provided, that such Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Each Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     29.5 Power of Sale.

           Without limiting any other remedies set forth in this Lease, Lessor and each Lessee agree that each Lessee has granted, pursuant to Section 7.1(b) hereof and each Lease Supplement, a Lien against each Property with respect to which such Lessee has executed a Lease Supplement WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Properties.

     29.6 Final Liquidated Damages.

          If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to each Lessee as to each Property for which such Lessee has executed a Lease Supplement and at Lessor's election, and each Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value with respect to each Property for which such Lessee has executed a Lease Supplement. Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, each applicable Lessee shall be entitled to receive from Lessor, either at such Lessee's request or upon Lessor's election, in either case at such Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the applicable Properties, Improvements, Fixtures, Modifications, Equipment and all components thereof, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including without limitation the release of any memoranda of Lease and/or the Lease Supplement recorded in connection therewith) and any Lessor Liens. The applicable Properties shall be conveyed to such Lessee "AS-IS, WHERE-IS" and in their then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, no Lessee shall be entitled to receive an assignment of Lessor's interest in any Property, Improvements, Fixtures, Modifications, Equipment or the components thereof unless such Lessee shall have paid in full the Termination Value with respect to each Property for which such Lessee has executed a Lease Supplement. Each Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

     29.7 Environmental Costs.

          If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, each Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting any Property with respect to which such Lessee has executed a Lease Supplement, as such testing or work is deemed appropriate in the reasonable judgment of Lessor, and shall indemnify and hold harmless Lessor and each other Indemnified Person therefrom. Each Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by Lessor for such payment. The provisions of this Section 17.7 shall not limit the obligations of any Lessee under any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

     29.8 Waiver of Certain Rights.

           If  this  Lease  shall be terminated  pursuant  to
Section 17.1, each Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

     29.9 Assignment of Rights Under Contracts.

          If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, each Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of such Lessee's right, title and interest in and to each agreement executed by such Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of each Property with respect to which such Lessee has executed a Lease Supplement (including without limitation all right, title and interest of such Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of each Property with respect to which such Lessee has executed a Lease Supplement.

     29.10     Remedies Cumulative.

           The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including without limitation any mortgage foreclosure remedies.


                    ARTICLE XXX

     30.1 Lessor's Right to Cure Lessee's Lease Defaults.

          Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of each applicable Lessee, including without limitation the failure by any Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of any Lessee, enter upon any Property, and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any Lessee. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by the applicable Lessee to Lessor on demand.


                    ARTICLE XXXI

      31.1  Provisions Relating to Lessee's Exercise  of  its
      Purchase Option.

           Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with any Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to any Property, and upon tender by any Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to such Lessee (or to such Lessee's designee) at such Lessee's cost and expense an assignment (by deed or other appropriate instrument) of Lessor's entire interest in such Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to Lessor but without any other warranties (of title or otherwise) from Lessor. Such Property shall be conveyed to such Lessee "AS-IS, "WHERE-IS" and in then present physical condition.

      31.2 No Purchase or Termination With Respect to Less than All of a Property.

      No Lessee shall be entitled to exercise its Purchase Option or the Sale Option separately with respect to a portion of any Property consisting of Land, Equipment, Improvements and/or any interest pursuant to a Ground Lease but shall be required to exercise its Purchase Option or the Sale Option with respect to an entire Property.


                    ARTICLE XXXII

     32.1 Purchase Option or Sale Option-General Provisions.

          Not less than ninety (90) days and no more than one hundred eighty (180) days prior to the Expiration Date or, respecting the Purchase Option only, not less than sixty (60) days and no more than one hundred eighty (180) days prior to any Payment Date (such Expiration Date or, respecting the Purchase Option only, any such Payment Date being hereinafter referred to as the "Election Date"), the Guarantor, on behalf of all Lessees, may give Lessor irrevocable written notice (the "Election Notice") that each Lessee is electing to exercise either (a) the option to purchase all, but not less than all, the Properties with respect to which such Lessee has executed a Lease Supplement on the applicable Election Date (the "Purchase Option") or (b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties with respect to which such Lessee has executed a Lease Supplement to a Person other than such Lessee or any Affiliate of such Lessee and cause a sale of such Properties to occur on the applicable Election Date pursuant to the terms of Section 22.1 (the "Sale Option"). If the Guarantor, on behalf of all Lessees, does not give an Election Notice indicating the Purchase Option or the Sale Option at least ninety (90) days and not more than one hundred eighty (180) days prior to the Expiration Date, then each Lessee shall be deemed to have elected for the Purchase Option to apply on the Expiration Date. If the Guarantor, on behalf of all Lessees, shall either (i) elect (or be deemed to have elected) to exercise the Purchase Option or (ii) elect the Sale Option and fail to cause all, but not less than all, the Properties to be sold in accordance with the terms of Section
22.1 on the applicable Election Date, then in either case each applicable Lessee shall pay to Lessor on the date on which such purchase or sale is scheduled to occur an amount equal to the Termination Value for all, but not less than all, the Properties with respect to which such Lessee has executed a Lease Supplement (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to the applicable Lessee all of Lessor's right, title and interest in and to all, but not less than all, such Properties in accordance with Section 20.2.

     32.2 Lessee Purchase Option.

          Provided, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the Termination Value for each applicable Property) and provided, that the Election Notice has been appropriately given specifying the Purchase Option, each applicable Lessee shall purchase all the Properties with respect to which such Lessee has executed a Lease Supplement on the applicable Election Date at a price equal to the Termination Value for such Properties (which the parties do not intend to be a "bargain" purchase price).

           Subject to Section 19.2, in connection with any termination of this Lease with respect to any Property pursuant to the terms of Section 16.2, or in connection with Guarantor's exercise of the Purchase Option on behalf of any Lessee, upon the date on which this Lease is to terminate with respect to a Property or all of the Properties, and upon tender by the applicable Lessee of the amounts set forth in
Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to such Lessee, at such Lessee's cost and expense, each of the following: (a) a termination or assignment (as requested by such Lessee) of each applicable Ground Lease and special or limited warranty Deeds conveying each Property with respect to which such Lessee has executed a Lease Supplement (to the extent it is real property not subject to a Ground Lease) to such Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each such Property (to the extent it is personal property) to such Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable Ground Lease termination; and (d) FIRPTA affidavits. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Each applicable Property shall be conveyed to the applicable Lessee "AS-IS, WHERE-IS" and in then present physical condition.

           If any Property is the subject of remediation efforts respecting Hazardous Substances at the applicable Election Date which could materially and adversely impact the Fair Market Sales Value of such Property (with materiality determined in Lessor's discretion), then the Lessee that has executed a Lease Supplement respecting such Property shall be obligated to purchase each such Property pursuant to Section 20.2.

           On the applicable Election Date on which the Guarantor, on behalf of any Lessee, has elected to exercise the Purchase Option, the applicable Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, the sum of all costs and expenses incurred by any such party in connection with the election by such Lessee to exercise its Purchase Option and all Rent and all other amounts allocable to such Lessee then due and payable or accrued under this Lease and/or any other Operative Agreement.

     32.3 Third Party Sale Option.

           (a) Provided, that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, each Lessee shall undertake to cause a sale of each Property with respect to which such Lessee has executed a Lease Supplement on the applicable Election Date (all as specified in the Election Notice), in accordance with the provisions of
     Section 22.1 hereof. Such Election Date on which a sale is required may be hereafter referred to as the "Sale Date".

           (b) In the event the Guarantor, on behalf of each Lessee, exercises the Sale Option then, as soon as practicable and in all events not less than sixty (60) days and not more than one hundred eighty (180) prior to the Sale Date, each Lessee at its expense shall cause to be delivered to Lessor a Phase I environmental site assessment for each Property with respect to which such Lessee has executed a Lease Supplement recently prepared (no more than thirty (30) days old prior to the Sale
     Date) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor. In the event that Lessor shall not have received such environmental site assessment by the date sixty (60) days prior to the Sale Date or in the event that such environmental assessment  shall reveal the existence of  any  material
     violation   of   Environmental  Laws,   other   material
     Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then each Lessee on the Sale Date shall pay to Lessor an amount equal to the Termination Value for each Property with respect to which such Lessee has executed a Lease Supplement and any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts allocable to such Lessee due under the Operative Agreements, Lessor shall transfer to each Lessee all of Lessor's right, title and interest in and to each Property with respect to which such Lessee has executed a Lease Supplement in accordance with Section 19.1.


                    ARTICLE XXXIII

     33.1 [Intentionally Omitted].


                    ARTICLE XXXIV

     34.1 Sale Procedure.

           (a) During the Marketing Period, each Lessee, on behalf of Lessor, shall obtain bids for the cash purchase of all each Property with respect to which such Lessee has executed a Lease Supplement in connection with a sale to one (1) or more third party purchasers to be consummated on the Sale Date for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. All such prospective purchasers must be Persons other than any Lessee or any Affiliate of any Lessee. On the Sale Date, each Lessee shall pay (or cause to be paid) to Lessor and all other parties, as appropriate, the sum of all costs and expenses incurred by Lessor and/or the Agent (as the case may be) in connection with such sale of each Property with respect to which such Lessee has executed a Lease Supplement, all Rent and all other amounts allocable to such Lessee then due and payable or accrued under this Lease and/or any other Operative Agreement.

           Lessor may reject any and all bids and may solicit and obtain bids by giving the Guarantor, on behalf of each Lessee, written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject the bids submitted by any Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for all the Properties, and represent bona fide offers from one (1) or more third party purchasers. If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for all the Properties on the Sale Date is less than the sum of the Limited Recourse Amount for all the Properties or if such bids do not represent bona fide offers from one (1) or more third parties or if there are no bids, Lessor may elect to retain one or more of the Properties by giving the Guarantor, on behalf of each Lessee, prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, each applicable Lessee shall surrender, or cause to be surrendered, each of the Properties specified in such notice in accordance with the terms and conditions of
     Section 10.1. Upon acceptance of any bid, Lessor agrees, at each applicable Lessee's request and expense, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this
     Article 22 and provides by its terms that it is nonrecourse to Lessor.

           Unless Lessor shall have elected to retain one or more of the Properties pursuant to the provisions of the preceding paragraph, each Lessee shall arrange for Lessor to sell each Property with respect to which such Lessee has executed a Lease Supplement free and clear of the Lien of this Lease and any Lessor Liens attributable to Lessor, without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by the applicable Lessee or Lessor, as the case may be; provided, however, solely as to Lessor or the Trust Company, in its individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently and in good faith contesting, at the cost and expense of Lessor or the Trust Company, in its individual capacity, such Lessor Lien by appropriate proceedings in which event the applicable Sale Date, all without penalty or cost to the Lessee that has executed a Lease Supplement with respect to such Property or Properties, shall be delayed for the period of such contest. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (a) special or limited warranty Deeds conveying each such Property (to the extent it is real property titled to Lessor) and an assignment of the Ground Lease conveying the leasehold interest of Lessor in each such Property (to the extent it is real property and subject to a Ground Lease) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale
     conveying each such Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens;
     (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record each Deed and/or each Ground Lease assignment; and (d) FIRPTA affidavits, as appropriate. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Each Lessee shall surrender each Property with respect to which such Lessee has executed a Lease Supplement so sold or subject to such documents to each purchaser in the condition specified in Section 10.1, or in such other condition as may be agreed between such Lessee and such purchaser. No Lessee shall take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property. If each of the Properties is not either (i) sold on the Sale Date in accordance with the terms of this Section 22.1, or (ii) retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the second sentence of the second paragraph of this
     Section 22.1(a), then (x) each Lessee shall be obligated to pay Lessor on the Sale Date an amount equal to the aggregate Termination Value for each Property with respect to which such Lessee has executed a Lease Supplement less any sales proceeds received, and (y) Lessor shall transfer each applicable Property to the Lessee with respect thereto in accordance with Section 20.2.

           (b) If the Properties are sold on a Sale Date to one (1) or more third party purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for all the Properties is less than the sum of the aggregate Property Cost for all the Properties (hereinafter such difference shall be referred to as the "Deficiency Balance"), then each applicable Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts allocable to such Lessee then due and owing pursuant to the Operative Agreements and the lesser of
     (i) the Deficiency Balance for all the Properties with respect to which such Lessee has executed a Lease Supplement, or (ii) the Maximum Residual Guarantee Amount for all the Properties with respect to which such Lessee has executed a Lease Supplement. On a Sale Date if (x) Lessor receives the aggregate Termination Value for all the Properties from one (1) or more third party purchasers, (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of Section 22.1(a) and (z) the aggregate purchase price paid for all the Properties on such date exceeds the sum of the aggregate Property Cost for all the Properties, then each applicable Lessee may retain its portion of such excess. If one or more of the Properties are retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then each applicable Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts allocable to such Lessee then due and owing pursuant to the Operative Agreements and an amount equal to the Maximum Residual Guarantee Amount for the Properties of such Lessee so retained. Any payment of the foregoing amounts described in this Section 22.1(b) shall be made together with a payment of all other amounts referenced in the last sentence of the first paragraph of Section 22.1(a).

           (c) In the event that all the Properties are either sold to one (1) or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date each applicable Lessee shall provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain each such Property of such Lessee for the purpose it is being used by such Lessee, and (ii) such manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of each such Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable). All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge. Each applicable Lessee shall also execute any documentation requested by Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of each Ground Lease.

     34.2 Application of Proceeds of Sale.

           Lessor shall apply the proceeds of sale of any Property in the following order of priority:

           (a) FIRST, to pay or to reimburse Lessor (and/or the Agent, as the case may be) for the payment of all reasonable costs and expenses incurred by Lessor (and/or the Agent, as the case may be) in connection with the sale (to the extent each applicable Lessee has not satisfied its obligation to pay such costs and expenses);

           (b) SECOND, so long as the Credit Agreement is in effect and any Loans or Holder Advances or any amount is owing to the Financing Parties under any Operative
     Agreement, to the Agent to be applied pursuant to intercreditor provisions among Lessor, the Lenders and the Holders contained in the Operative Agreements; and

          (c)  THIRD, to each applicable Lessee.

     34.3 Indemnity for Excessive Wear.

           If  the  proceeds of the sale described in Section
22.1 with respect to the Properties shall be less than the Limited Recourse Amount with respect to the Properties, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of the Properties shall have been impaired by greater than expected wear and tear during the term of the Lease, each applicable Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

     34.4 Appraisal Procedure.

           For determining the Fair Market Sales Value of the Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and each applicable Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and each applicable Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two (2) qualified appraisers, one
(1) chosen by such Lessee and one (1) chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on such Lessee and Lessor. If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three (3) appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and such Lessee; provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and such Lessee. The fees and expenses of the appraiser appointed by such Lessee shall be paid by such Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 11 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between such Lessee and Lessor.

     34.5  Certain Obligations Continue.

          During the Marketing Period, the obligation of each Lessee to pay Rent with respect to the Properties of such Lessee (including without limitation the installment of Basic Rent due on the Sale Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the Maximum Residual Guarantee Amount, the amount due under
Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to all Properties or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of any Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.


                    ARTICLE XXXV

     35.1 Holding Over.

           If any Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to such Lessee), such possession shall be as a tenancy at sufferance during which time such Lessee shall continue to pay Supplemental Rent that would be payable by such Lessee hereunder were the Lease then in full force and effect with respect to such Property and such Lessee shall continue to pay Basic Rent allocable to such Lessee at the lesser of the highest lawful rate and one hundred ten percent (110%) of the last payment of Basic Rent due with respect to such Property prior to such expiration or earlier termination of this Lease. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be applied by Lessor ratably to the Lenders and the Holders based on their relative amounts of the then outstanding aggregate Property Cost for all Properties. During any period of tenancy at sufferance, such Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of any Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property is conveyed to such Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.


                    ARTICLE XXXVI

     36.1 Risk of Loss.

          During the Term, unless any applicable Lessee shall not be in actual possession of any Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by such Lessee, and Lessor shall in no event be answerable or accountable therefor.


                    ARTICLE XXXVII

     37.1 Assignment.

           (a) No Lessee may assign this Lease or any of its rights or obligations hereunder or with respect to any Property with respect to which such Lessee has executed a Lease Supplement in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and Lessor.

           (b) No assignment by any Lessee (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to any Property with respect to which such Lessee has executed a Lease Supplement shall in any way discharge or diminish any of the obligations of such Lessee to Lessor hereunder and such Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by such Lessee or regarding any such Property in which rights or obligations have been assigned or otherwise transferred.

     37.2 Subleases.

           (a) Promptly, but in any event within five (5) Business Days, following the execution and delivery of any sublease permitted by this Article XXV, Lessee shall notify Lessor of the execution of such sublease. As of the date of each Lease Supplement, Lessee shall lease the respective Property described in such Lease Supplement from Lessor, and any existing tenant respecting such Property shall automatically be deemed to be a subtenant of the applicable Lessee with respect to such Property and not a tenant of Lessor.

           (b) Without the prior written consent of the Agent, any Lender, any Holder or Lessor and subject to the other provisions of this Section 25.2, any Lessee may sublet (i) any Property or portion thereof to any wholly-owned Subsidiary of such Lessee and/or (ii) up to twenty-five percent (25%) of the total square footage of the Properties with respect to which such Lessee has executed a Lease Supplement to any Person that is not a wholly-owned Subsidiary of such Lessee. Except as referenced in the immediately preceding sentence, no other subleases shall be permitted unless consented to in writing by Lessor, the Agent and the Majority Secured Parties. All subleasing shall be done on market terms and shall in no way diminish the fair market value or useful life of any applicable Property.

           (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of any Lessee's obligations to Lessor hereunder and each Lessee shall remain directly and primarily liable under this Lease as to each Property with respect to which such Lessee has executed a Lease Supplement, or portion thereof, so sublet. The term of any such sublease shall not extend beyond the Term. Each sublease shall be expressly subject and subordinate to this Lease.


                    ARTICLE XXXVIII

     38.1 No Waiver.

           No failure by Lessor or any Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.


                    ARTICLE XXXIX

     39.1 Acceptance of Surrender.

           No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

     39.2 No Merger of Title.

           There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.


                    ARTICLE XL

     40.1 Incorporation of Covenants.

           Reference is made to the Lessee Credit Agreement and the representations and warranties of the Guarantor contained in Section 6.1 of the Lessee Credit Agreement (hereinafter referred to as the "Incorporated Representations and Warranties") and the covenants contained in Articles VIII, IX and X of the Lessee Credit Agreement (hereinafter referred to as the "Incorporated Covenants"). Each Credit Party agrees with Lessor that the Incorporated Representations and Warranties and the Incorporated Covenants (and all other relevant provisions of the Lessee Credit Agreement related thereto, including without limitation the defined terms contained in Section 1.1 thereof which are used in the Incorporated Representations and Warranties and the Incorporated Covenants, hereinafter referred to as the "Additional Incorporated Terms") are hereby incorporated by reference into this Lease to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lessor, without giving effect to any waiver, amendment, modification or replacement of the Lessee Credit Agreement or any term or provision of the Incorporated Representations and Warranties or the Incorporated Covenants occurring subsequent to the date of this Lease, except to the extent otherwise specifically provided in the following provisions of this paragraph. In the event a waiver is granted under the Lessee Credit Agreement or an amendment or modification is executed with respect to the Lessee Credit Agreement, and such waiver, amendment and/or modification affects the Incorporated Representations and Warranties, the Incorporated Covenants or the Additional Incorporated Terms, then such waiver, amendment or modification shall be effective with respect to the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms as incorporated by reference into this Lease only if consented to in writing by the Agent (acting upon the direction of the Majority Secured Parties). In the event of any replacement of the Lessee Credit Agreement with a similar credit facility (the "New Facility") the representations and warranties, covenants and additional terms contained in the New Facility which correspond to the representations and warranties, covenants contained in
Section 6.1 and Articles VIII, IX and X, respectively, and such additional terms (each of the foregoing contained in the Lessee Credit Agreement) shall become the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms only if consented to in writing by the Agent (acting upon the direction of the Majority Secured Parties) and, if such consent is not granted or if the Lessee Credit Agreement is terminated and not replaced, then the representations and warranties and covenants contained in Section 6.1 and Articles VIII, IX and X, respectively, and such additional terms (each of the foregoing contained in the Lessee Credit Agreement (together with any modifications or amendments approved in accordance with this paragraph)) shall continue to be the Incorporated Representations and Warranties, the Incorporated Covenants and the Additional Incorporated Terms hereunder.


                    ARTICLE XLI

     41.1 Notices.

          All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in the Participation Agreement.


                    ARTICLE XLII

     42.1 Miscellaneous.

           Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of any Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

     42.2 Amendments and Modifications.

           Neither this Lease nor any Lease Supplement may be
amended,   waived,   discharged  or  terminated   except   in
accordance with the provisions of Section 12.4 of the Participation Agreement.

     42.3 Successors and Assigns.

           All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     42.4 Headings and Table of Contents.

           The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     42.5 Counterparts.

           This  Lease  may  be executed  in  any  number  of
counterparts, each of which shall be an original, but all  of
which  shall  together  constitute  one  (1)  and  the   same
instrument.

     42.6 GOVERNING LAW.

           THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

     42.7 Calculation of Rent.

           All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty (360) days or, to the extent such Rent is based on the Prime Lending Rate, three hundred sixty-five (365) (or three hundred sixty-six (366), as applicable) days.

     42.8 Memoranda of Lease and Lease Supplements.

           This Lease shall not be recorded; provided, Lessor and each applicable Lessee shall promptly record a memorandum of this Lease and the applicable Lease Supplement (in substantially the form of EXHIBIT B attached hereto) or a short form lease (in form and substance reasonably satisfactory to Lessor) regarding each Property with respect to which such Lessee has executed a Lease Supplement promptly after the acquisition thereof in the local filing office with respect thereto, in all cases at such Lessee's cost and expense, and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records.

     42.9 Allocations between the Lenders and the Holders.

          Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Properties and any and all other Rent and other amounts received hereunder shall be subject to the inter-creditor provisions between the Lenders and the Holders contained in the Operative Agreements (or as otherwise agreed among the Lenders and the Holders from time to time).

     42.10     Limitations on Recourse.

          Notwithstanding anything contained in this Lease to the contrary, each Lessee agrees to look solely to Lessor's estate and interest in the Properties (and in no circumstance to the Agent, the Lenders, the Holders or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of any Lessee under or with respect to this Lease, the relationship of Lessor and any Lessee hereunder or any Lessee's use of the Properties or any other liability of Lessor to any Lessee. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of Section 12.9 of the Participation Agreement.

     42.11     WAIVERS OF JURY TRIAL.

            EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

     42.12     Exercise of Lessor Rights.

          Each Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements. Lessor and each Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(h) and 8.6 of the Participation Agreement, (b) all notices to be given to Lessor shall be given to the Agent and (c) all notices to be given by Lessor may be given by the Agent, at its election.


        42.13 SUBMISSION TO JURISDICTION; VENUE;
        ARBITRATION.

           THE  PROVISIONS  OF  THE  PARTICIPATION  AGREEMENT
RELATING TO SUBMISSION TO JURISDICTION, VENUE AND ARBITRATION
ARE   HEREBY   INCORPORATED  BY  REFERENCE  HEREIN,   MUTATIS
MUTANDIS.


     42.14     USURY SAVINGS PROVISION.

           IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO ANY LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.


                  [signature pages follow]

     IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                             FIRST SECURITY BANK, NATIONAL
                             ASSOCIATION, not individually,
                             but solely as the Owner Trustee
                             under the PFG Real Estate Trust
                             2000-1, as Lessor


                             By:
                             Name:
                             Title:

                             PERFORMANCE FOOD GROUP COMPANY,
                             as Lessee


                             By:
                             Name:
                             Title:


Receipt of this original
counterpart of the foregoing
Lease is hereby acknowledged
as the date hereof

FIRST UNION NATIONAL BANK,
as the Agent


By:
Name:
Title:

                                       EXHIBIT A TO THE LEASE


                  LEASE SUPPLEMENT NO. ___

      THIS LEASE SUPPLEMENT NO. ___ (this "Lease Supplement") dated as of ___________, 200___ between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1, as lessor (the "Lessor"), and _______________, a _______________ [corporation], as lessee
(the "Lessee").

     WHEREAS, Lessor is the owner or will be the owner of the
Property   described  on  Schedule  1  hereto  (the   "Leased
Property") and wishes to lease the same to Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of June 9, 2000, among the various parties thereto from time to time as Lessees and as Construction Agents, Performance Food Group Company, as Guarantor, Lessor, not individually, except as expressly stated therein, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and First Union National Bank, as the Agent for the Lenders and
respecting the Security Documents, as the Agent for the Lenders and Holders, to the extent of their interests, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

     SECTION 2. The Properties. Attached hereto as Schedule 1 is the description of the Leased Property, with an
Equipment Schedule attached hereto as Schedule 1-A, an Improvement Schedule attached hereto as Schedule 1-B and [a legal description of the Land / a copy of the Ground Lease] attached hereto as Schedule 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Equipment funded under the Operative Agreements and any and all additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

      This Lease Supplement shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Leased Property is situated. The maturity date of the obligations secured hereby shall be [___________] unless extended to not later than [___________].

      For purposes of provisions of the Lease and this Lease Supplement related to the creation and enforcement of the Lease and this Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto. A carbon, photographic or other reproduction of the Lease and this Lease Supplement or of any financing statement related to the Lease and this Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

      SECTION 3. Use of Property. At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided, that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

      SECTION 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

      SECTION 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the
signature  page  thereof and containing the  receipt  of  the
Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED TO AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

      SECTION 7. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee hereby grants a Lien against the Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

       SECTION 8. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.

      For purposes of the provisions of this Lease Supplement concerning this Lease Supplement constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Lessor herein), from whom information may be obtained about this Lease Supplement, are as set forth on the signature pages hereto.


   [The remainder of this page has been intentionally left
                           blank.]


      IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.
                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not individually,
                              but solely as the Owner Trustee
                              under the PFG Real Estate Trust
                              2000-1, as Lessor

                              By:
                              Name:
                              Title:

                              First Security Bank, National
                              Association
                              79 South Main Street
                              Salt Lake City, Utah 84111
                              Attn:  Val T. Orton
                                     Vice President

                              [NAME OF LESSEE],
                              as Lessee

                              By:
                              Name:
                              Title:

                              [Name of Lessee]
                              c/o Performance Food Group Company
                              6800 Paragon Place, Suite 500
                              Richmond, Virginia 23230
                              Attn:

Receipt  of this original counterpart of the foregoing  Lease
Supplement is hereby acknowledged as the date hereof.

                              FIRST UNION NATIONAL BANK, as
                              the Agent

                              By:
                              Name:
                              Title:

                              First Union National Bank
                              c/o First Union Securities, Inc.
                              301 South College Street, TW-6
                              Charlotte, North Carolina 28288-0166


                         SCHEDULE 1
                TO LEASE SUPPLEMENT NO. ____

            (Description of the Leased Property)
                        SCHEDULE 1-A
                TO LEASE SUPPLEMENT NO. ____

                         (Equipment)
                        SCHEDULE 1-B
                TO LEASE SUPPLEMENT NO. ____

                       (Improvements)
                        SCHEDULE 1-C
                TO LEASE SUPPLEMENT NO. ____

                          [(Land)/
                       (Ground Lease)]

                   EXHIBIT B TO THE LEASE

          [MODIFY OR SUBSTITUTE SHORT FORM LEASE AS
            NECESSARY FOR LOCAL LAW REQUIREMENTS]

Recordation requested by:

Moore & Van Allen, PLLC


After recordation return to:

Moore & Van Allen, PLLC (WMA)
100 North Tryon Street, Floor 47
Charlotte, NC  28202-4003
                                        Space above this line
                                        for Recorder's use


                MEMORANDUM OF LEASE AGREEMENT
                             AND
                  LEASE SUPPLEMENT NO. ____

      THIS MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT NO. ____ ("Memorandum"), dated as of [_____________, 200___], is by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1, with an office at 79 South Main Street, Salt Lake City, Utah 84111 (hereinafter referred to as "Lessor") and _______________, a _______________ [corporation], with an office at 6800 Paragon Place, Suite 500, Richmond, Virginia 23230 (hereinafter referred to as "Lessee").

                          WITNESSETH:

      That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

      1. Demised Premises and Date of Lease. Lessor has leased to Lessee, and Lessee has leased from Lessor, for the Term (as hereinafter defined), certain real property and other property located in [________________], which is described in the attached Schedule 1 (the "Property"), pursuant to the terms of a Lease Agreement among Lessor and respecting each particular property subject to the Lease as of the Initial Closing Date (as defined pursuant to the terms of the Lease), each Credit Party (as defined pursuant to the terms of the Lease) referenced on the signature pages thereto which has executed a lease supplement pursuant to the terms of the Lease with respect to such property and respecting any other property which becomes subject to the Lease after the Initial Closing Date, each other Eligible Lessee (as defined pursuant to the terms of the Lease) designated as a lessee in any lease supplement pursuant to the terms of the Lease respecting any such property, as lessee dated as of June 9, 2000 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "Lease") and a Lease Supplement No. _____ between Lessor and Lessee dated as of ______________ (the "Lease Supplement").

      The Lease and the Lease Supplement shall constitute a mortgage, deed of trust and security agreement and financing statement under the laws of the state in which the Property is situated. The maturity date of the obligations secured thereby shall be ___________, unless extended to not later than ___________.

      For purposes of provisions of the Lease and the Lease Supplement related to the creation and enforcement of the Lease and the Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are as set forth on the signature pages hereof. A carbon, photographic or other reproduction of this Memorandum or of any financing statement related to the Lease and the Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

      2. Term and Purchase Option. The term of the Lease for the Property ("Term") commenced as of __________, 200__ and shall end as of _________, 200__, unless the Term is earlier terminated in accordance with the provisions of the Lease. The tenant has a purchase option under the Lease.

     3.   Tax Payer Numbers.

          Lessor's tax payer number:  __________________.

          Lessee's tax payer number:  __________________.

      4. Mortgage; Power of Sale. Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has granted, pursuant to the terms of the Lease and the Lease Supplement, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

       5. Effect of Memorandum. The purpose of this instrument is to give notice of the Lease and the Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein. This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement.


[The remainder of this page has been intentionally left blank.]
      IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

                              LESSOR:

                              FIRST SECURITY BANK,
                              NATIONAL ASSOCIATION, not
                              individually, but solely as the
                              Owner Trustee under the PFG
                              Real Estate Trust 2000-1


                              By:
                              Name:
                              Title:

                              First Security Bank, National Association
                              79 South Main Street
                              Salt Lake City, Utah 84111
                              Attn:  Val T. Orton
                                     Vice President


                              LESSEE:

                              [NAME OF LESSEE]


                              By:
                              Name:
                              Title:

                              [Name of Lessee]
                              c/o Performance Food Group Company
                              6800 Paragon Place, Suite 500
                              Richmond, Virginia 23230
                              Attn:

                         SCHEDULE 1

                  (Description of Property)

             [CONFORM TO STATE LAW REQUIREMENTS]

STATE OF _______________      )
                              )    ss:
COUNTY OF ______________      )

     The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as
__________________ of FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 2000-1, on behalf of the Owner Trustee.

[Notarial Seal]
                              Notary Public

My commission expires: ____________



STATE OF _______________      )
                              )    ss:
COUNTY OF ______________      )

     The foregoing Memorandum of Lease Agreement and Lease
Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by ________________, as
__________________ of ___________________, a
____________________ [corporation], on behalf of the [corporation].

[Notarial Seal]
                              Notary Public

My commission expires: ____________